Future Minimum Payments Under Non-Cancelable Operating Leases with Initial Terms of One-Year or More (Detail) - Dec. 31, 2016 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2017	$ 434,824	¥ 3,018,986
2018	200,202	1,390,004
2019	120,876	839,240
2020	81,967	569,100
2021	25,399	176,348
Thereafter	4,338	30,117
Operating Leases, Future Minimum Payments Due, Total	$ 867,606	¥ 6,023,795